UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022 (August 31, 2022)

NATIONAL HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	NHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1988 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Simultaneous with the entry into the Lease Termination Agreement described in Item 1.02 below, NHC/OP, L.P, an affiliate of the Company, entered an Amendment No. 10 To Master Agreement to Lease with National Health Investors, Inc. (the “Lease Amendment”).  The Lease Amendment further amended the Master Agreement to Lease dated October 17, 1991 between NHC/OP, L.P. and National Health Investors, as previously amended, pursuant to which the Company, through its affiliate, leases multiple skilled nursing, assisted living, and independent living facilities.  Pursuant to the Lease Amendment, and in consideration of entry into the Lease Termination Agreement, the annual base rent payable to National Health Investors was adjusted to the following:

Lease Year	Annual Base Rent
01/01/2022 through 12/31/2022	$34,250,000
01/01/2023 through 12/31/2023	$34,075,000
01/01/2024 through 12/31/2024	$32,625,000
01/01/2025 through 12/31/2025	$32,225,000
01/01/2026 through 12/31/2026	$31,975,000

NHC/OP, L.P. will automatically be given credit against the Annual Base Rent for the calendar year 2022 in the amount of any rent actually paid during calendar year 2022 under the Master Agreement to Lease terminated by the Lease Termination Agreement described in Item 1.02 below.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The Company and NHC/OP, L.P., an affiliate of Company, entered into a Lease Termination Agreement with NHI-REIT of Northeast, LLC effective at 11:59 p.m. on August 31, 2022 which terminated the Master Agreement to Lease dated September 2, 2013 for seven facilities leased and operated by the Company in New Hampshire and Massachusetts (the “Lease Termination Agreement”).  In conjunction with the Lease Termination Agreement and pursuant to separate Operation Transfer Agreements (OTAs), the Company, through its affiliates, also transferred the operations for those seven facilities to new operators.

The anticipation of these events closing in the third or fourth quarter of 2022 was previously reported in Note 17 of the Company’s two most recent 10Qs filed on May 5, 2022 and August 4, 2022, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2022

NATIONAL HEALTHCARE CORPORATION

	By:	/s/ Brian F. Kidd
	Name:	Brian F. Kidd
	Title:	Senior VP/Controller
Principal Accounting Officer